Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Director and/or Officer of Chemfab Corporation (the "Company"), hereby severally constitute and appoint John W. Verbicky, Moosa E. Moosa, and Thomas C. Platt, and each of them, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, (B) the Company's Registration Statement on Form
S-8 (File No.      -      ) dated as of February 27, 1998, registering under
the Securities Act of 1933, as amended (the "Act"), shares of the Company's Common Stock issuable or transferable on the exercise of stock options under the Company's 1991 Stock Option Plan, as amended, and (C) any and all amendments (including supplements and post-effective amendments) to (1)
the Company's Registration Statement on Form S-8 (File No. 2-89831), dated as of March 8, 1984, registering under the Act shares of the Company's
Common Stock issuable or transferable on the exercise of stock options under the Company's 1991 Stock Option Plan, as amended and stock appreciation rights under the Company's 1983 Incentive Stock Option Plan
(the "1983 Plan") and on the exercise of stock options under the Company's 1981 Incentive Stock Option Plan (the "1981 Plan") and the 1979 Non-Qualified Stock Option Plan (the "1979 Plan"), (2) the Company's Registration Statement on Form S-8 (File No. 33-18263), dated as of November 30, 1987, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1983 Plan, the 1981 Plan and the 1986 Stock Option Plan (the "1986 Plan") (collectively, with the 1983 Plan, the 1981 Plan, and the 1979 Plan, the "Plans"), (3) the Company's Registration Statement on Form S-8, dated as of August 2, 1990, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1986 Plan, (4) the Company's Registration Statement on Form
 S-3 (File No. 33-18264) registering under the Act for reoffer, shares of the Company's Common Stock issuable or transferable on exercise of options under the Plans or of certain Non-Plan options, (5) the Company's Registration Statement on Form S-8 (File No. 33-61946), dated as of April 30, 1993, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the Company's 1991 Stock Option
Plan and the Company's 1991 Chemfab Employee Stock Option Plan, (6) the Company's Registration Statement on Form S-8 (File No. 333-07139), dated as of June 28, 1996, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1991, Plan as amended, and registering under the Act for reoffer certain of such shares,
and (7) the Company's Registration Statement on Form S-8 (File No.    -    )
dated as of 2/27, 1998, registering under the Act shares of the Company's Common Stock issuable or transferable on the exercise of stock options under the Company's 1991 Stock Option Plan, as amended, and registered under the Act for reoffer certain of such shares.

   Signature                  Title                      Date
   ---------                  -----                      -----


/s/ John W. Verbicky      President, Chief Executive        February 26, 1998
--------------------      Officer and Director
John W. Verbicky

/s/ Moosa E. Moosa        Vice President - Finance and      February 26, 1998
--------------------      Treasurer  (principal
Moosa E. Moosa            financial officer)

/s/ Hilary A. Arwine      Corporate Controller              February 27, 1998
--------------------      (principal accounting officer)
Hilary A. Arwine

/s/ Thomas C. Platt       Vice President - General          February 26, 1998
-------------------       Counsel and Secretary
Thomas C. Platt

/s/ Paul M. Cook          Director                          February 26, 1998
--------------------
Paul M. Cook

/s/ Warren C. Cook        Director                          February 26, 1998
--------------------
Warren C. Cook

/s/ Robert E. McGill III  Director                          February 26, 1998
--------------------
Robert E. McGill III


/s/ James E. McGrath      Director                          February 26, 1998
--------------------
James E. McGrath

/s/ Duane C. Montopoli    Director                          February 26, 1998
--------------------
Duane C. Montopoli

/s/ Nicholas Pappas       Director                          February 26, 1998
--------------------
Nicholas Pappas